SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): June 22, 1999



                           UNITED ROAD SERVICES, INC.
             (Exact name of Registrant as specified in its charter)



            Delaware                       000-24019              94-3278455
 (State or Other Jurisdiction of          (Commission           (IRS Employer
         Incorporation)                   File Number)       Identification No.)



                 17 Computer Drive West, Albany, New York 12205
               (Address of Principal Executive Offices) (Zip Code)


        Registrant telephone number, including area code: (518) 446-0140

Item 5.  Other Events

         On June 22, 1999, United Road Services, Inc. (the "Company") issued a press release announcing that the Company's Board of Directors is commencing a search for a new chief executive officer, and that Donald F. Moorehead, Jr., an independent director of the Company, was named as the Company's Chairman, succeeding Edward T. Sheehan, who will no longer serve as the Company's Chairman and Chief Executive Officer. Mr. Sheehan will remain a director of the Company. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

         (a) Exhibits

         Exhibit
         Number          Description
         ------          -----------

          99.1      Press Release dated June 22, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 24th day of June, 1998.

UNITED ROAD SERVICES, INC.



By:      /s/ Donald J. Marr
         --------------------------------------
         Name:  Donald J. Marr
         Title:    Senior Vice President and Chief Financial Officer

                                INDEX TO EXHIBITS

99.1 Press Release of United Road Services, Inc., dated as of June 22, 1999, relating to certain management changes.